UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2021

LifeMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LFMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

The relevant information in Item 5.02 on this Current Report on Form 8-K, regarding the Severance Shares is incorporated herein by reference. The shares of common stock underlying the Stock Severance were not registered under the Securities Act of 1933, as amended (the “Securities Act”) but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Revenue Officer

On April 2, 2021 (the “Effective Date”), Mr. Juan Manuel Piñeiro Dagnery submitted to the board of directors (the “Board”) of LifeMD, Inc. (the “Company”) his resignation from his position as Chief Revenue Officer of the Company, effective immediately (the “Resignation”). Mr. Dagnery did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On the Effective Date and in connection with the Resignation, the Company and Mr. Dagnery entered into a resignation and release agreement (the “Agreement”), whereby Mr. Dagnery will receive, within sixty (60) of the Effective Date and subject to the completion of a successful transition of his duties, equity severance in a single lump sum of 10,000 shares of common stock of the Company (the “Severance Shares”). The Agreement also contains confidentiality, non-disparagement and non-solicitation covenants and a general release of claims by Mr. Dagnery.

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Agreement, and such descriptions is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith as Exhibits 10.1.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Resignation and Release Agreement, dated April 2, 2021, by and between LifeMD, Inc. and Juan Manuel Piñeiro Dagnery

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LifeMD, INC.

Dated:	April 6, 2021	By:	/s/ Justin Schreiber
Justin Schreiber Chief Executive Officer